UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2021

CLIMATE REAL IMPACT SOLUTIONS II ACQUISITION CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39944	85-4141622
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Carnegie Center, Suite 150 Princeton, NJ	08540
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 847-0360

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-fifth of one redeemable warrant	CLIM.U	New York Stock Exchange
Shares of Class A common stock included as part of the units	CLIM	New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	CLIM WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Climate Real Impact Solutions II Acquisition Corporation (the “Company”) is filing this Amendment No. 1 to its Current Report on this Form 8-K/A for the initial public offering date of January 29, 2021 (the “First Amendment”), as originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 4, 2021 (the “Original Form 8-K”) to amend and restate the Company’s audited balance sheet and accompanying footnotes as of January 29, 2021 (the “IPO Balance Sheet”) as further described below.

This amended and restated report on Form 8-K/A is presented as of the filing date of the Original Form 8-K and does not reflect events occurring after that date, or modify or update disclosures in any way other than as required to reflect the restatement as described below. Accordingly, this First Amendment on Form 8-K/A should be read in conjunction with our filings with the SEC subsequent to the date on which we filed the Original Form 8-K.

The Company is filing this First Amendment on Form 8-K/A to reflect a restatement of the Company’s IPO Balance Sheet, to (i) reclassify a portion of its public shares from permanent equity to temporary equity and (ii) to account for its outstanding warrants to purchase its Class A common stock sold in the IPO (as defined below) and Private Placement (as defined below) as derivative liabilities, in each case as further described below.

Background of Restatement

As a result of changes to industry practice and new consensus in the accounting profession, the Company has reevaluated the Company’s application of ASC 480-10-S99-3A to its accounting classification of the redeemable Class A common stock, par value $0.0001 per share (the “Public Shares”), issued as part of the units sold in the Company’s IPO on January 29, 2021. Historically, a portion of the Public Shares were classified as permanent equity to maintain stockholders’ equity greater than $5 million on the basis that the Company will not redeem its Public Shares in an amount that would cause its net tangible assets to be less than $5,000,001, as described in the Company’s amended and restated certificate of incorporation. Previously, the Company did not consider redeemable shares classified as temporary equity as part of net tangible assets. Effective with this First Amendment, the Company revised this interpretation to include temporary equity in net tangible assets. Pursuant to such reevaluation, the Company’s management has determined that the Public Shares include certain provisions that require classification of all of the Public Shares as temporary equity.

On December 8, 2021, the Audit Committee of the Board of Directors of the Company (the “Audit Committee”) concluded, after discussion with the Company’s management, that the Company’s previously issued (i) IPO Balance Sheet; (ii) unaudited interim financial statements as of and for the quarterly period ended March 31, 2021 included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, filed with the SEC on May 24, 2021; (iii) unaudited interim financial statements as of and for the three and six months ended June 30, 2021 included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2021, filed with the SEC on August 12, 2021; and (iv) unaudited interim financial statements as of and for the three and nine months ended September 30, 2021 included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021, filed with the SEC on November 15, 2021 (items (ii), (iii) and (iv), the “Affected Quarterly Periods”), should be restated to report all Public Shares as temporary equity and should no longer be relied upon.

As such, the Company is restating the IPO Balance Sheet in this First Amendment on Form 8-K/A and restating its financial statements for the Affected Quarterly Periods in an amended Quarterly Report on Form 10-Q/A for the quarterly period ended September 30, 2021 filed on December 17, 2021 (the “Form 10-Q/A”).

The restated IPO Balance Sheet included in this First Amendment on Form 8-K/A incorporates the adjustments to the IPO Balance Sheet relating to the accounting for the Company’s warrants as derivative liabilities instead of as components of equity included in Note 2 to the interim financial statements as of, and for the three months ended, March 31, 2021, filed with the SEC on Form 10-Q on May 24, 2021.

The restatement does not have an impact on the Company’s cash position and cash held in the trust account established in connection with the IPO.

The financial statements and related financial information that was included in the Original Form 8-K is superseded by the financial information in this Form 8-K/A, and the financial statements and related financial information contained in the Original Form 8-K should no longer be relied upon. On December 13, 2021, the Company filed a Current Report on Form 8-K disclosing the Audit Committee’s conclusion that the IPO Balance Sheet should no longer be relied upon.

This First Amendment on Form 8-K/A sets forth the Original Form 8-K in its entirety, as amended to reflect the restatement.

The following item has been amended as a result of the restatement:

Exhibit No. 99.1, “Audited Balance Sheet as of January 29, 2021”

Refer to Note 2, Restatement of Previously Issued Financial Statement of this Form 8-K/A for additional information and for the summary of the accounting impacts of these adjustments to the Company’s balance sheet as of January 29, 2021.

The Company previously identified a material weakness in internal controls related to the accounting for warrants issued in connection with its IPO. As a result of the restatement described in this First Amendment on Form 8-K/A, the Company has concluded there was a material weakness in the Company's internal control over financial reporting at the time the abovementioned financial statement was issued, and its disclosure controls and procedures were not effective at the time the abovementioned financial statement was issued.  For a discussion of management’s consideration of our disclosure controls and procedures, internal controls over financial reporting, and the material weaknesses identified, see Part I, Item 4, “Controls and Procedures” of the Form 10-Q/A.

Item 8.01	Other Events.

On January 29, 2021, Climate Real Impact Solutions II Acquisition Corporation (the “Company”) completed (i) its initial public offering (the “IPO”) of 24,150,000 units (the “Units”), including 3,150,000 Units sold pursuant to the full exercise of the underwriters’ option to purchase additional Units to cover overallotments, at an offering price of $10.00 per Unit and (ii) a private placement of 4,553,333 warrants with Climate Real Impact Solutions II Sponsor, LLC (the “Sponsor”) at a price of $1.50 per warrant (the “Private Placement”). The net proceeds from the IPO, together with certain of the proceeds from the Private Placement, totaling $241,500,000 in the aggregate (the “Trust Account Proceeds”), were placed in a trust account with Continental Stock Transfer & Trust Company established for the benefit of the Company’s public stockholders and the underwriters of the IPO. Except for the withdrawal of interest earned on the Offering Proceeds in the trust account to fund the Company’s franchise and income taxes, or upon the redemption by public stockholders of Class A common stock in connection with certain amendments to the Company’s amended and restated certificate of incorporation, none of the funds held in the trust account will be released until the completion of the Company’s initial business combination or the redemption by the Company of 100% of the outstanding shares of Class A common stock issued by the Company in the IPO if the Company does not consummate an initial business combination within 24 months after the closing of the IPO.

An audited balance sheet as of January 29, 2021 reflecting receipt of the Offering Proceeds has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.
99.1	Audited Balance Sheet, as of January 29, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 17, 2021

CLIMATE REAL IMPACT SOLUTIONS II ACQUISITION CORPORATION

By:	/s/ John A. Cavalier
Name:	John A. Cavalier
Title:	Chief Financial Officer